THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEET
                         AS OF SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 1.1  PAGE 1 OF 2
(UNAUDITED)                                                PRO FORMA
                                                         GIVING EFFECT
                                           PRO FORMA      TO PROPOSED
                                PER BOOK  ADJUSTMENTS*    TRANSACTION
ASSETS
UTILITY  PLANT,  AT COST:
   ELECTRIC                    $6,375,765                  $6,375,765
   LESS: ACC. DEPREC.           2,840,296                   2,840,296
                               ---------------------------------------------
                                3,535,469          0        3,535,469

  CONST.  WIP                     100,870                     100,870
  NUCLEAR FUEL, NET               134,630        140 (a)      134,875
                                                 105 (b)
                               ---------------------------------------------
      TOTAL NET UTILITY PLANT   3,770,969        245        3,771,214
                               ---------------------------------------------
OTHER PROP. AND INVEST.:
   NUC. DECOM. TRST, AT MKT.      345,416                     345,416
   INV.  REG. NUC. GEN. CO.'S
      AT EQUITY                    60,723                      60,723
   OTHER, AT COST                  53,619                      53,619
                               ---------------------------------------------
      TOTAL OTHER PROP. &
           INVESTMENTS            459,758          0          459,758

CURRENT ASSETS:
   CASH & CASH EQUIVALENTS            395                         395
   NOTES REC., AFFIL. CO'S.        32,600                      32,600
   RECEIVABLES, NET               227,739                     227,739
   ACCOUNT REC., AFFIL. CO'S.       6,044                       6,044
   TAXES RECEIVABLE                69,283                      69,283
   ACCRUED UTILITY REV.S           72,554                      72,554
   FUEL, MATERIAL & SUPPLIES
      AT AVERAGE COST              81,685                      81,685
   RECOV. ENRG. COST, NET --
      CURRENT PORTION              17,977                      17,977
   PREPAYMENTS AND OTHER           92,956                      92,956
                               ---------------------------------------------
      TOTAL CURRENT ASSETS        601,233          0          601,233
                               ---------------------------------------------
DEFERRED CHARGES:
   REGULATORY ASSETS:
      INCOME TAXES, NET           706,862                     706,862
      UNREC. CONTRACT. OBLIG.     365,479                     365,479
      DEF. DEMAND SIDE MGMT.
          COSTS                    45,652                      45,652
      REC. ENERGY COSTS, NET      104,776                     104,776
      COGENERATION COST            42,269                      42,269
      OTHER                        56,317                      56,317
   UNAMORT. DEBT EXPENSE           19,754                      19,754
   OTHER                           23,753                      23,753
                               ---------------------------------------------
      TOTAL DEF. CHARGES        1,364,862          0        1,364,862
                               ---------------------------------------------
      TOTAL ASSETS             $6,196,822       $245       $6,197,067

*EXPLANATION AT FINANCIAL STATEMENT 1.2  PAGE 3 OF 3



THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEET
                         AS OF SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 1.1 PAGE 2 OF 2

                                                           PRO FORMA
(UNAUDITED)                                              GIVING EFFECT
                                           PRO FORMA      TO PROPOSED
                                PER BOOK  ADJUSTMENTS*    TRANSACTION

CAPITAL. AND LIABILITIES

CAPITALIZATION:
   COMMON SHARES                 $122,229                    $122,229
   CAPITAL SURPLUS,  PAID IN      640,915                     640,915
   RETAINED EARNINGS              413,407       (433)         412,974
                               ---------------------------------------------
   TOT. STOCKHOLDER'S
          EQUITY                1,176,551       (433)       1,176,118

   PREF. STOCK NOT SUBJ. TO
          MANDATORY REDEMPTION    116,200                     116,200
   PREF. STOCK SUBJECT TO
          MANDATORY REDEMPTION    151,250                     151,250
   LONG-TERM DEBT               2,020,874                   2,020,874
                               ---------------------------------------------
      TOTAL CAPITALIZATION      3,464,875       (433)       3,464,442

MINOR. INT. IN CONS. SUBS         100,000                     100,000
OBLIG. UNDER CAP. LEASES          132,123        140 (a)      132,368
                                                 105 (b)
CURRENT LIABILITIES:
   NOTES PAYABLE TO BANK          135,000                     135,000
   L-T DEBT AND PREF. STOCK
          CURRENT PORTION          29,365                      29,365
   OBLIG. UNDER CAP. LEASES
          CURRENT PORTION          25,422                      25,422
   ACCOUNTS PAYABLE               123,943                     123,943
   A/ P AFFIL. CO'S.               77,565         27 (d)       77,592
   ACCRUED TAXES                   26,562       (310)(c)       26,252
   ACCRUED INTEREST                27,414        410 (a)       27,824
                                                 306 (b)
   NUCLEAR COMPLIANCE              80,760                      80,760
   OTHER                           20,195                      20,195
                               ----------------------    -------------------
      TOT. CURRENT LIABILITIES    546,226        433          546,659


DEFERRED CREDITS:
   ACCUM. DEF. INCOME TAXES     1,314,281                   1,314,281
   ACC. DEF.INVEST.TAX CRDT.      129,555                     129,555
   DEF. CONTRACT. OBLIG.          374,228                     374,228
   OTHER                          135,534                     135,534
                               ---------------------------------------------
      TOTAL DEFERRED CREDITS    1,953,598          0        1,953,598
                               ---------------------------------------------
      TOT. CAPITAL. AND
            LIABILITIES        $6,196,822       $245       $6,197,067

*EXPLANATION AT FINANCIAL STATEMENT 1.2  PAGE 3 OF 3


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
                         CONSOLIDATED INCOME STATEMENT
                         FOR 12 MONTHS ENDED SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 1.2 PAGE 1 OF 3

                                                           PRO FORMA
(UNAUDITED)                                              GIVING EFFECT
                                           PRO FORMA      TO PROPOSED
                                PER BOOK  ADJUSTMENTS*    TRANSACTION


OPERATING REVENUE              $2,423,062         $0       $2,423,062
                               ---------------------------------------------

OPERATING EXPENSES:
   OPERATION
       FUEL, PURCH. AND NET
          INTERCHANGE POWER       962,290        410 (a)      963,006
                                                 306 (b)
                                                  27 (d)
       OTHER                      789,721                     789,721
   MAINTENANCE                    352,244                     352,244
   DEPRECIATION                   241,843                     241,843
   AMORT. REG. ASSETS, NET         72,105                      72,105
   FED/ STATE INCOME TAXES        (91,995)      (310)(c)      (92,305)
   OTHER TAXES                    168,840                     168,840
                               ---------------------------------------------
TOTAL OPERATING EXPENSES        2,495,048        433        2,495,481
                               ---------------------------------------------
OPERATING LOSS                    (71,986)      (433)         (72,419)
                               ---------------------------------------------
OTHER INCOME (LOSS):
   EQUITY IN EARN. OF REG.
       NUC. GEN. AND TRANS. COS     5,895                       5,895
   OTHER, NET                      13,217                      13,217
   MIN. INT. IN INCOME OF SUB      (9,300)                     (9,300)
   INCOME TAXES                     2,792                       2,792
                               ---------------------------------------------
      OTHER INCOME, NET            12,604          0           12,604
                               ---------------------------------------------
LOSS BEF. INT. CHARGES            (59,382)      (433)         (59,815)
                               ---------------------------------------------

INTEREST CHARGES:
   INTEREST ON L-T DEBT           131,506                     131,506
   OTHER INTEREST                   5,159                       5,159
                               ---------------------------------------------
INTEREST CHARGES, NET             136,665          0          136,665
                               ---------------------------------------------

NET LOSS                         (196,047)      (433)        (196,480)


*EXPLANATION AT FINANCIAL STATEMENT 1.2  PAGE 3 OF 3


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
                         CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                         AS OF SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 1.2 PAGE 2 OF 3


                                                           PER BOOK
             (UNAUDITED)                                  ADJUSTED TO
                                           PRO FORMA        REFLECT
                                PER BOOK  ADJUSTMENTS*     PRO FORMA

BAL. AT BEGINNING OF PERIOD      $636,654                    $636,654

NET LOSS                         (196,047)      (433)        (196,480)

CASH DIVIDENDS ON PREF. STOCK     (15,221)                    (15,221)

CASH DIVIDEND ON COMMON STOCK     (11,979)                    (11,979)

BALANCE AT END OF PERIOD         $413,407      ($433)        $412,974


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
                         EXPLANATION OF ADJUSTMENTS
                         (ACTUAL DOLLARS)
                         FINANCIAL STATEMENT 1.2 PAGE 3 OF 3



(UNAUDITED)

                                             DEBIT          CREDIT

(a) NUCLEAR FUEL, NET                             140,454
      OPERATING EXPENSES: FUEL COSTS              410,346
                       ACC. INTEREST PAYABLE                         410,346
                       OBLIGATIONS UNDER CAP. LEASES                 140,346
To record the impact of CL&P's 81% share of the $680,000 in estimated fees and expenses for this transaction. Approximately 25.5% of the fees are capitalized.


(b)  NUCLEAR FUEL, NET                            104,566
      OPERATING EXPENSES: FUEL COSTS              305,497
                       ACC. INTEREST PAYABLE                         305,497
                       OBLIGATIONS UNDER CAP. LEASES                 104,566
To record the impact of CL&P's 81% share of the estimated $506,250 in increased interest expense. Approximately 25.5% of this increased interest expense is capitalized.


(c)  ACCRUED TAXES                                309,598
                       FED./STATE INC. TAXES                         309,598
To record the impact of CL&P's share of the total estimated $365,035 in tax benefits related to the 1998 expense of fees, expenses and increased interest expense.


(d)  OPERATING EXPENSES: FUEL COST                  26,512
                       A/P  AFFIL. COS.                                26,512
To record the NUG&T allocation impact for the expensed transaction costs and incremental interest payable to WMECO.


ASSUMPTIONS:
     1.  INCREASED INTEREST COSTS OVER EURODOLLARS IS 112.5 BPS,
          25.5% OF WHICH IS CAPITALIZED
     2.  THE EFFECTIVE TAX RATE FOR CL&P REMAINS AT  41.7048%
     3.  NUG&T  ALLOCATION  FACTOR IS CURRENTLY 84%.




          WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEET
                         AS OF SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 2.1  PAGE 1 OF 2
                                                           PRO FORMA
(UNAUDITED)                                              GIVING EFFECT
                                           PRO FORMA      TO PROPOSED
                                PER BOOK  ADJUSTMENTS*    TRANSACTION
ASSETS
UTILITY  PLANT,  AT COST:
   ELECTRIC                     $1,271,027                 $1,271,027
   LESS: ACC. DEPREC.             537,535                     537,535
                               ---------------------------------------------
                                  733,492          0          733,492

  CONST.  WIP                      19,808                      19,808
  NUCLEAR FUEL, NET                30,758         33 (a)       30,816
                                                  25 (b)
                               ---------------------------------------------
      TOTAL NET UTILITY PLANT     784,058         58          784,116
                               ---------------------------------------------
OTHER PROP. AND INVEST.:
   NUC. DECOM. TRST, AT MKT.       96,668                      96,668
   INV.  REG. NUC. GEN. CO.'S
      AT EQUITY                    16,488                      16,488
   OTHER, AT COST                   4,903                       4,903

                               ---------------------------------------------
      TOTAL OTHER PROP. &
           INVESTMENTS            118,059          0          118,059

CURRENT ASSETS:
   CASH & CASH EQUIVALENTS         15,048                      15,048
   RECEIVABLES, NET                 2,136                       2,136
   ACCOUNT REC., AFFIL. CO'S.       3,907         27 (d)        3,934
   TAXES RECEIVABLE                 6,506                       6,506
   ACCRUED UTILITY REV.S               28                          28
   FUEL, MATERIAL & SUPPLIES
      AT AVERAGE COST               6,080                       6,080

                               ---------------------------------------------
      TOTAL CURRENT ASSETS         49,972         27           49,999
                               ---------------------------------------------
DEFERRED CHARGES:
   REGULATORY ASSETS:
      INCOME TAXES, NET            63,015                      63,015
      UNREC. CONTRACT. OBLIG.     100,644                     100,644
      REC. ENERGY COSTS, NET       15,231                      15,231
      OTHER                        30,060                      30,060
   UNAMORT. DEBT EXPENSE            2,831                       2,831
   OTHER                            3,742                       3,742
                               ---------------------------------------------
      TOTAL DEF. CHARGES          215,523          0          215,523
                               ---------------------------------------------
      TOTAL ASSETS             $1,167,612        $85       $1,167,697

*EXPLANATION AT FINANCIAL STATEMENT 2.2  PAGE 3 OF 3


              WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEET
                         AS OF SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 2.1 PAGE 2 OF 2

                                                           PRO FORMA
(UNAUDITED)                                              GIVING EFFECT
                                           PRO FORMA      TO PROPOSED
                                PER BOOK  ADJUSTMENTS*    TRANSACTION


CAPITAL. AND LIABILITIES

CAPITALIZATION:
   COMMON SHARES                  $26,812                     $26,812
   CAPITAL SURPLUS,  PAID IN      151,106                     151,106
   RETAINED EARNINGS               53,530        (86)          53,444
                               ---------------------------------------------
   TOT. STOCKHLDER'S EQTY.
          EQUITY                  231,448        (86)         231,362

   PREF. STOCK NOT SUBJ. TO
          MANDATORY REDEMPTION     20,000                      20,000
   PREF. STOCK SUBJECT TO
          MANDATORY REDEMPTION     19,500                      19,500
   LONG-TERM DEBT                 386,298                     386,298
                               ---------------------------------------------
      TOTAL CAPITALIZATION        657,246        (86)         657,160

OBLIG. UNDER CAP. LEASES           26,757         33 (a)       26,815
                                                  25 (b)
CURRENT LIABILITIES:
   NOTES PAYABLE TO BANK           15,000                      15,000
   NOTES PAYABLE TO AFFIL. CO'S     2,350                       2,350
   L-T DEBT AND PREF. STOCK
          CURRENT PORTION          11,300                      11,300
   OBLIG. UNDER CAP. LEASES
          CURRENT PORTION           5,973                       5,973
   ACCOUNTS PAYABLE                20,114                      20,114
   A/ P AFFIL. CO'S.               20,555                      20,555
   ACCRUED TAXES                    1,043        (55)(c)          988
   ACCRUED INTEREST                 4,232         96 (a)        4,400
                                                  72 (b)
   NUCLEAR COMPLIANCE              18,920                      18,920
   OTHER                            3,319                       3,319
                               ----------------------    -------------------
      TOT. CURRENT LIABILITIES    102,806        113          102,919


DEFERRED CREDITS:
   ACCUM. DEF. INCOME TAXES       234,137                     234,137
   ACC. DEF.INVEST.TAX CRDT.       23,731                      23,731
   DEF. CONTRACT. OBLIG.          100,644                     100,644
   OTHER                           22,291                      22,291
                               ---------------------------------------------
      TOTAL DEFERRED CREDITS      380,803          0          380,803
                               ---------------------------------------------
      TOT. CAPITAL. AND
            LIABILITIES        $1,167,612        $85       $1,167,697

*EXPLANATION AT FINANCIAL STATEMENT 2.2  PAGE 3 OF 3


             WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARIES
                         CONSOLIDATED INCOME STATEMENT
                         FOR 12 MONTHS ENDED SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 2.2 PAGE 1 OF 3

                                                           PRO FORMA
(UNAUDITED)                                              GIVING EFFECT
                                           PRO FORMA      TO PROPOSED
                                PER BOOK  ADJUSTMENTS*    TRANSACTION


OPERATING REVENUE                $425,423         $0         $425,423
                               ---------------------------------------------

OPERATING EXPENSES:
   OPERATION
       FUEL, PURCH. AND NET
          INTERCHANGE POWER       146,792         96   (a)      146,888
                                                  72   (b)
                                                 (27)  (d)
       OTHER                      157,381                     157,381
   MAINTENANCE                     81,001                      81,001
   DEPRECIATION                    40,057                      40,057
   AMORT. REG. ASSETS, NET          5,846                       5,846
   FED/ STATE INCOME TAXES        (17,167)       (55)    (c)  (17,222)
   OTHER TAXES                     19,458                      19,458
                               ---------------------------------------------
TOTAL OPERATING EXPENSES          433,368         86          433,454
                               ---------------------------------------------
OPERATING LOSS                     (7,945)       (86)          (8,031)
                               ---------------------------------------------
OTHER INCOME (LOSS):
   EQUITY IN EARN. OF REG.
       NUC. GEN. AND TRANS. COS     1,595                       1,595
   OTHER, NET                        (354)                       (354)
   INCOME TAXES                     1,592                       1,592
                               ---------------------------------------------
      OTHER INCOME, NET             2,833          0            2,833
                               ---------------------------------------------
LOSS BEF. INT. CHARGES             (5,112)       (86)          (5,198)
                               ---------------------------------------------

INTEREST CHARGES:
   INTEREST ON L-T DEBT            24,134                      24,134
   OTHER INTEREST                   4,717                       4,717
                               ---------------------------------------------
INTEREST CHARGES, NET              28,851          0           28,851
                               ---------------------------------------------
NET LOSS                          (33,963)       (86)         (34,049)


*EXPLANATION AT FINANCIAL STATEMENT 2.2  PAGE 3 OF 3


               WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARIES
                         CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                         AS OF SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 2.2 PAGE 2 OF 3


(UNAUDITED)                                                PER BOOK
                                                          ADJUSTED TO
                                           PRO FORMA        REFLECT
                                PER BOOK  ADJUSTMENTS*     PRO FORMA

BAL. AT BEGINNING OF PERIOD     110,329                       110,329

NET LOSS                        (33,963)        (86)          (34,049)

CASH DIVIDENDS ON PREF. STOCK    (3,705)                        3,705)

CASH DIVIDEND ON COMMON STOCK   (18,757)                      (18,757)

LOSS ON RETIRE. OF PREF. STOCK     (374)                         (374)

BALANCE AT END OF PERIOD         53,530                        53,444


                WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARIES
                         EXPLANATION OF ADJUSTMENTS
                         (ACTUAL DOLLARS)
                         FINANCIAL STATEMENT 2.2 PAGE 3 OF 3


(UNAUDITED)


                                             DEBIT          CREDIT

(a) NUCLEAR FUEL, NET                               32,946
      OPERATING EXPENSES: FUEL COSTS                96,254
                       ACC. INTEREST PAYABLE                           96,254
                       OBLIGATIONS UNDER CAP. LEASES                   32,946
To record the impact of WMECO's 19% share of the $680,000 in estimated fees and expenses for this transaction. Approximately 25.5% of the fees are capitalized.


(b)  NUCLEAR FUEL, NET                              24,528
      OPERATING EXPENSES: FUEL COSTS                71,659
                       ACC. INTEREST PAYABLE                           71,659
                       OBLIGATIONS UNDER CAP. LEASES                   24,528
To record the impact of WMECO's 19% share of the estimated $506,250 in increased interest expense. Approximately 25.5% of this increased interest expense is capitalized.


(c)  ACCRUED TAXES                                  55,437
                       FED./STATE INC. TAXES                           55,437
To record the impact of WMECO's share of the total estimated $365,035 in tax benefits related to 1998 expense of fees, expenses and increased interest expense.

(d)      ACCOUNT REC.,  AFFIL. CO'S.                26,512
                       OPERATING EXPENSES: FUEL COST                   26,512
To record the NUG&T allocation impact related to the expensed transaction costs and incremental interest payable from CL&P.

ASSUMPTIONS:
     1.  INCREASED INTEREST COSTS OVER EURODOLLARS IS 112.5 BPS,
          25.5% OF WHICH IS CAPITALIZED
     2.  THE EFFECTIVE TAX RATE FOR WMECO REMAINS AT  39.2054%
     3.  NUG&T  ALLOCATION  FACTOR IS CURRENTLY 16%.


                         NORTHEAST UTILITIES AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEET
                         AS OF SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 3.1 PAGE 1 OF 2
                                                           PRO FORMA
(UNAUDITED)                                              GIVING EFFECT
                                           PRO FORMA      TO PROPOSED
                                PER BOOK  ADJUSTMENTS*    TRANSACTION
ASSETS
UTILITY  PLANT,  AT COST:
   ELECTRIC                     9,802,205                   9,802,205
   OTHER                          189,561                     189,561
                                ---------- -------------- -------------------
                                9,991,766                   9,991,766
   LESS: ACC.PROV. FOR DEPREC.  4,243,306                   4,243,306
                               ---------------------------------------------
                                5,748,460          0        5,748,460
UNAMORT. PSNH ACQ. COSTS          424,641                     424,641
CONSTRUCT.  WORK IN PROGRESS      168,381                     168,381
NUCLEAR FUEL, NET                 195,796        173 (a)      196,099
                                                 130 (b)
                               ---------------------------------------------
      TOTAL NET UTILITY PLANT   6,537,278        303        6,537,581
OTHER PROPERTY AND INVESTMENTS:
   NUC. DECOM. TRUSTS, AT MKT.    470,424                     470,424
   INVESTMENTS IN SUB. CO'S
      AT EQUITY                    90,804                      90,804
   INVESTMENTS IN TRANSMISSION
      COMPANIES, AT EQUITY         21,191                      21,191
   INVESTMENTS IN CHARTER OAK
      ENERGY, INC. PROJECTS        78,417                      78,417
   OTHER, AT COST                  84,183                      84,183
                               ---------------------------------------------
 TOT. OTH. PROP. & INVEST.        745,019          0          745,019
CURRENT ASSETS:
   CASH AND CASH EQUIVALENTS      213,084                     213,084
   SPECIAL DEPOSITS                   669                         669
   RECEIVABLES, NET               365,409                     365,409
   ACCRUED UTILITY REVENUES       106,882                     106,882
   FUEL, MATERIALS AND SUPPLIES,
      AT AVERAGE COST             213,557                     213,557
   RECOV. ENERGY COST, NET --
      CURRENT PORTION              41,460                      41,460
   PREPAYMENTS AND OTHER           64,804                      64,804
                               ---------------------------------------------
      TOTAL CURRENT ASSETS      1,005,865          0        1,005,865
                               ---------------------------------------------
DEFERRED CHARGES:
   REGULATORY ASSETS:
      INCOME TAXES, NET           948,594                     948,594
      DEF. COSTS - NUC. PLANTS    200,438                     200,438
      UNREC. CONTRACTUAL OBLIGS   555,380                     555,380
      REC. ENERGY COSTS, NET      322,853                     322,853
      DEF. DEMAND SIDE MGMT.
          COSTS                    45,652                      45,652
      COGENERATION COST            42,269                      42,269
      OTHER                        96,279                      96,279
   UNAMORTIZED DEBT EXPENSE        39,912                      39,912
   OTHER                           72,478                      72,478
                               ---------------------------------------------
      TOTAL DEFERRED CHARGES    2,323,855          0        2,323,855
                                ---------- -------------- -------------------
      TOTAL ASSETS             10,612,017                  10,612,320

*EXPLANATION AT FINANCIAL STATEMENT 3.2  PAGE 3 OF 3


                         NORTHEAST UTILITIES AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEET
                         AS OF SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 3.1 PAGE 2 OF 2

                                                           PRO FORMA
(UNAUDITED)                                              GIVING EFFECT
                                           PRO FORMA      TO PROPOSED
                                PER BOOK  ADJUSTMENTS*    TRANSACTION

CAPITALIZATION AND LIABILITIES

CAPITALIZATION:
   COMMON SHARES                  684,003                     684,003
   CAPITAL SURPLUS,  PAID IN      933,080                     933,080
   DEF. BENEFIT PLAN - ESOP      (157,506)                   (157,506)
   RETAINED EARNINGS              701,707       (519)         701,188
                               ---------------------------------------------
   TOTAL COMMON STOCKHOLDER'S
          EQUITY                2,161,284       (519)       2,160,765
   PREF. STOCK NOT SUBJECT TO
          MANDATORY REDEMPTION    136,200                     136,200
   PREF. STOCK SUBJECT TO
          MANDATORY REDEMPTION    245,750                     245,750
   LONG-TERM DEBT               3,653,646                   3,653,646
                               ---------------------------------------------
      TOTAL CAPITALIZATION      6,196,880       (519)       6,196,361

MINORITY INTEREST IN CONS. SUBS    99,855                      99,855
OBLIGATIONS UNDER CAP. LEASES     172,202        173 (a)      172,505
                                                 130 (b)
CURRENT LIABILITIES:
   NOTES PAYABLE TO BANK          150,000                     150,000
   LONG-TERM DEBT AND PREF. STOCK
          CURRENT PORTION         279,396                     279,396
   OBLIGATIONS UNDER CAP. LEASES
          CURRENT PORTION          35,928                      35,928
   ACCOUNTS PAYABLE               322,207                     322,207
   ACCRUED TAXES                   41,656       (365)(c)       41,291
   ACCRUED INTEREST                63,162        507 (a)       64,046
                                                 377 (b)
   ACCRUED PENSION BENEFITS        88,099                      88,099
   NUCLEAR COMPLIANCE             100,160                     100,160
   OTHER                           99,242                      99,242
                               ----------------------    -------------------
      TOTAL CURRENT LIABILITIES 1,179,850        519        1,180,369


DEFERRED CREDITS:
   ACCUM. DEF. INCOME TAXES     1,958,684                   1,958,684
   ACCUM. DEF.INVEST.TAX CREDIT   161,238                     161,238
   DEF. CONTRACTUAL OBLIGATIONS   564,129                     564,129
   OTHER                          279,179                     279,179
                               ---------------------------------------------
      TOTAL DEFERRED CREDITS    2,963,230          0        2,963,230
                               ---------------------------------------------
      TOTAL CAPITALIZATION AND
            LIABILITIES        10,612,017                  10,612,320

*EXPLANATION AT FINANCIAL STATEMENT 3.2  PAGE 3 OF 3


                         NORTHEAST UTILITIES AND SUBSIDIARIES
                         CONSOLIDATED INCOME STATEMENT
                         FOR 12 MONTHS ENDED SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 3.2 PAGE 1 OF 3

                                                           PRO FORMA
(UNAUDITED)                                              GIVING EFFECT
                                           PRO FORMA      TO PROPOSED
                                PER BOOK  ADJUSTMENTS*    TRANSACTION


OPERATING REVENUE               3,792,342                   3,792,342
                               ---------------------------------------------

OPERATING EXPENSES:
   OPERATION
       FUEL, PURCH. AND NET
          INTERCHANGE POWER     1,274,969        507(a)     1,275,853
                                                 377(b)
       OTHER                    1,193,967                   1,193,967
   MAINTENANCE                    506,480                     506,480
   DEPRECIATION                   357,079                     357,079
   AMORT. OF REG. ASSETS, NET     133,596                     133,596
   FED. AND STATE INCOME TAXES    (30,943)      (365)(c)      (31,308)
   TAXES OTHER THAN INC. TAXES    251,160                     251,160
                               ---------------------------------------------
TOTAL OPERATING EXPENSES        3,686,308        519        3,686,827
                               ---------------------------------------------
OPERATING INCOME                  106,034       (519)         105,515
                               ---------------------------------------------
OTHER INCOME (LOSS):
   DEF. NUCLEAR PLANTS RETURN
       OTHER FUNDS                  7,076                       7,076
   EQUITY IN EARNINGS OF REG.
       NUCLEAR GEN. AND TRANS.     11,803                      11,803
   OTHER, NET                       7,492                       7,492
   MIN. INT. IN INCOME OF SUB      (9,300)                     (9,300)
   INCOME TAXES                     6,601                       6,601
                               ---------------------------------------------
      OTHER INCOME, NET            23,672          0           23,672
                               ---------------------------------------------
INCOME BEFORE INTEREST CHARGES    129,706       (519)         129,187
                               ---------------------------------------------

INTEREST CHARGES:
   INTEREST ON LONG-TERM DEBT     280,272                     280,272
   OTHER INTEREST                   6,277                       6,277
   DEF. NUC. PLANTS RETURN
       BORROWED FUNDS             (13,306)                    (13,306)
                               ---------------------------------------------
  INTEREST CHARGES, NET           273,243          0          273,243
                               ---------------------------------------------

      LOSS BEFORE PREF. DIVIDEN  (143,537)      (519)        (144,056)
      PREF. DIVIDENDS OF SUBS      31,513                      31,513
                               ---------------------------------------------
      NET LOSS                   (175,050)      (519)        (175,569)




*EXPLANATION AT FINANCIAL STATEMENT 3.2  PAGE 3 OF 3


                         NORTHEAST UTILITIES AND SUBSIDIARIES
                         CAPITAL STRUCTURE AS OF SEPTEMBER 30, 1997
                         (THOUSANDS OF DOLLARS)
                         FINANCIAL STATEMENT 3.2  PAGE 2 OF 3

                                                           PER BOOK
(UNAUDITED)                                               ADJUSTED TO
                                           PRO FORMA        REFLECT
                           %    PER BOOK  ADJUSTMENT*      PRO FORMA    %

DEBT:
   SHORT-TERM DEBT                150,000          0          150,000
   LONG-TERM DEBT               3,902,792                   3,902,792
                               ---------------------------------------------
       TOTAL DEBT         61.2% 4,052,792          0        4,052,792  61.2%

PREFERRED STOCK:
   NOT SUBJECT TO REDEMP.         136,200                     136,200
   SUBJECT TO REDEMPTION          276,000                     276,000
                               ---------------------------------------------
       TOTAL PREF. STOCK   6.2%   412,200          0          412,200   6.2%

COMMON EQUITY:
   COMMON SHARES                  684,003                     684,003
   CAPITAL SURPLUS,  PAID IN      933,080                     933,080
   DEFERRED BENEFIT PLAN
       -ESOP                     (157,506)                   (157,506)
   RETAINED EARNINGS              701,707       (519)         701,188
                               ---------------------------------------------
TOT. COM. STOCKHOLDER'S
   EQUITY                 32.6% 2,161,284       (519)       2,160,765  32.6%
                               ---------------------------------------------
TOTAL CAPITAL            100.0% 6,626,276       (519)       6,625,757 100.0%



                         NORTHEAST UTILITIES AND SUBSIDIARIES
                         EXPLANATION OF ADJUSTMENTS
                         (ACTUAL DOLLARS)
                         FINANCIAL STATEMENT 3.2 PAGE 3 OF 3
(UNAUDITED)
                                             DEBIT          CREDIT

(a)   NUCLEAR FUEL, NET                      173,400
       OPERATING  EXPENSES: FUEL COSTS       506,600
                ACC. INTEREST PAYABLE                                506,600
                OBLIGATIONS UNDER CAP. LEASES                        173,400
To record the impact on NU of the $680,000 in estimated fees and expenses for this transaction. Approximately 25.5% of the fees are capitalized.

(b)   NUCLEAR FUEL, NET                           129,094
       OPERATING  EXPENSES: FUEL COSTS            377,156
                ACC. INTEREST PAYABLE                                377,156
                OBLIGATIONS UNDER CAP. LEASES                        129,094
To record the impact on NU of the estimated $506,250 in increased interest expense. Approximately 25.5% of the interest is capitalized.

(c)   ACCRUED TAXES                               365,035
               FEDERAL AND STATE INCOME TAX EXPENSE                  365,035
To record the impact on NU of the total estimated $365,035 in tax benefits related to the 1998 expense of fees,expenses and increased interest expense.

ASSUMPTIONS:
1. INCREASED INTEREST COSTS OVER EURODOLLARS IS 112.5 BPS 25.5% OF WHICH IS CAPITALIZED.
2.  THE EFFECTIVE TAX RATE REMAINS AT 41.7048% FOR CL&P AND 39.2054% FOR
WMECO.